EXHIBIT 99.5



                               HSBC [LOGO OMITTED]

                            HSBC Finance Corporation
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                         New Issue Term Sheet ADDENDUM
                         --------------------



        $775,750,000 (approximate)

        HSBC Home Equity Loan Trust 2005-3
        Issuer

        Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-3

        HSBC Home Equity Loan Corporation I
        Depositor

        HSBC Finance Corporation
        Master Servicer

        October 31, 2005


        HSBC [LOGO OMITTED]
        HSBC Securities (USA) Inc.
        Lead Manager


        Co-Managers



Banc of America Securities [LOGO OMITTED] Citigroup [LOGO OMITTED] JPMorgan [LOGO OMITTED]


        This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HSBC Home Equity Loan Trust 2005-3                         HSBC [LOGO OMITTED]
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-3
$775,750,000 (approximate)
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                                   Disclaimer
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The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. HSBC Securities is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and HSBC Securities does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results.

This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information in this New Issue Term Sheet is preliminary and subject to change and shall be deemed superseded and replaced in its entirety by such base prospectus and the prospectus supplement. The collateral information in this New Issue Term Sheet supersedes the collateral information contained in prior New Issue Term Sheets, if any.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information. HSBC Securities (USA) Inc., its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.










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        This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HSBC Home Equity Loan Trust 2005-3                         HSBC [LOGO OMITTED]
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-3
$775,750,000 (approximate)
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                           Forward Looking Statements
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Some of the statements contained herein consist of forward-looking statements, within the meaning of Section 27A of the Securities Act, relating to future economic performance or projections and other financial items. These statements can be identified by the use of forward-looking words such as "may," "will," "should," "expects," "believes," "anticipates," "estimates," or other comparable words. Forward-looking statements are subject to a variety of risks and uncertainties that could cause actual results to differ from the projected results. Those risks and uncertainties include, among others, general economic and business conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond our control. Because we cannot predict the future, what actually happens may be very different from what we predict in our forward-looking statements.





























-------------------------------------------------------------------------------
        This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HSBC Home Equity Loan Trust 2005-3                         HSBC [LOGO OMITTED]
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-3
$775,750,000 (approximate)


-------------------------------------------------------------------------------------------------
                              Class M-1 Notes - Break Even Scenarios
-------------------------------------------------------------------------------------------------


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                                          Forward LIBOR
-------------------------------------------------------------------------------------------------

Loss Severity                                                     100% PPC             50% PPC
-------------------------------------------------------------------------------------------------

                                Break-even CDR                        39.2                27.3
40%                Weighted Average Life (yrs)                         3.2                 5.2
                    Collateral cumulative loss                       25.4%               27.4%

                                Break-even CDR                        27.5                19.0
50%                Weighted Average Life (yrs)                         3.7                 6.3
                    Collateral cumulative loss                       26.4%               29.3%

                                Break-even CDR                        21.3                14.7
60%                Weighted Average Life (yrs)                         4.0                 7.1
                    Collateral cumulative loss                       27.1%               30.8%

-------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
                                Forward LIBOR + 200 bps immediate
-------------------------------------------------------------------------------------------------

Loss Severity                                                     100% PPC             50% PPC
-------------------------------------------------------------------------------------------------

                                Break-even CDR                        33.9                21.0
40%                Weighted Average Life (yrs)                         3.4                 5.9
                    Collateral cumulative loss                       23.6%               24.5%

                                Break-even CDR                        23.9                14.8
50%                Weighted Average Life (yrs)                         3.8                 6.9
                    Collateral cumulative loss                       24.3%               25.8%

                                Break-even CDR                        18.5                11.5
60%                Weighted Average Life (yrs)                         4.1                 7.6
                    Collateral cumulative loss                       24.8%               26.7%

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Class M Notes would show a write-down with additional 0.1% CDR.











This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HSBC Home Equity Loan Trust 2005-3                         HSBC [LOGO OMITTED]
Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-3
$775,750,000 (approximate)


-----------------------------------------------------------------------------------------------------
                                Class M-2 Notes - Break Even Scenarios
-----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
                                            Forward LIBOR
-----------------------------------------------------------------------------------------------------

Loss Severity                                                           100% PPC            50% PPC

                                     Break-even CDR                         29.4                21.2
40%                     Weighted Average Life (yrs)                          4.4                 7.7
                         Collateral cumulative loss                        21.9%               24.6%

                                     Break-even CDR                         22.0                15.8
50%                     Weighted Average Life (yrs)                          5.0                 8.9
                         Collateral cumulative loss                        23.1%               26.7%

                                     Break-even CDR                         17.6                12.6
60%                     Weighted Average Life (yrs)                          5.3                 9.7
                         Collateral cumulative loss                        24.0%               28.2%

-----------------------------------------------------------------------------------------------------

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                                  Forward LIBOR + 200 bps immediate
-----------------------------------------------------------------------------------------------------
Loss Severity                                                             100% PPC            50% PPC
-----------------------------------------------------------------------------------------------------

                                     Break-even CDR                         26.0                17.0
40%                     Weighted Average Life (yrs)                          4.7                 8.7
                         Collateral cumulative loss                        20.4%               22.2%

                                     Break-even CDR                         19.4                12.6
50%                     Weighted Average Life (yrs)                          5.2                 9.7
                         Collateral cumulative loss                        21.3%               23.5%

                                     Break-even CDR                         15.5                10.1
60%                     Weighted Average Life (yrs)                          5.5                10.7
                         Collateral cumulative loss                        22.0%               24.7%

-----------------------------------------------------------------------------------------------------

Class M Notes would show a write-down with additional 0.1% CDR.





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

        This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.